                                                                     EXHIBIT 4.2

                        OFFICERS' CERTIFICATE PURSUANT TO
                      SECTIONS 102 AND 301 OF THE INDENTURE

        The undersigned officers of The Times Mirror Company, a Delaware corporation (the "Company"), pursuant to the authority granted such officers pursuant to resolutions adopted by the Board of Directors of the Company on October 9, 1997 and September 3, 1999, hereby establish two series of the Company's Securities (as provided for in the Indenture (the "Indenture"), dated as of March 19, 1996, between the Company and Citibank, N.A., as trustee (the "Trustee"), as supplemented by that First Supplemental Indenture dated as of October 19, 1999), designated as the "6.65% Notes due October 15, 2001" and the "7.45% Notes due October 15, 2009", respectively, and hereby certify, pursuant to Sections 102 and 301 of the Indenture, as follows (capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture):

        1. Attached hereto as Annex A is a true and correct copy of a specimen Form of Notes representing the 6.65% Notes due October 15, 2001 (the "6.65% Notes"). Attached hereto as Annex B is a true and correct copy of a specimen Form of Notes representing the 7.45% Notes due October 15, 2009 (the "7.45% Notes"; collectively with the 6.65% Notes, the "Securities"). The Form of Notes attached as Annex A and the Form of Notes attached as Annex B are referred to collectively as the "Forms of Notes." The attached Forms of Notes set forth certain terms required to be set forth in this Officers' Certificate pursuant to
Section 301 of the Indenture, and said terms in the Form of Notes attached hereto as Annex A and in the Form of Notes attached hereto as Annex B are incorporated herein by reference with respect to the 6.65% Notes and the 7.45% Notes, respectively.

        2. The limit upon the aggregate principal amounts of the 6.65% Notes and the 7.45% Notes that may be authenticated and delivered under the Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities that, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture) are $200,000,000 and $400,000,000, respectively.

        3. The principal of the 6.65% Notes and the 7.45% Notes shall be payable on October 15, 2001 and October 15, 2009, respectively, subject, in the case of the 7.45% Notes, to certain redemption provisions as set forth in the attached Forms of Notes.

        4. The 6.65% Notes and the 7.45% Notes shall bear interest at a rate of 6.65% per annum and 7.45% per annum, respectively. Interest on the Securities will accrue from October 19, 1999. Interest on the Securities shall be payable on the Interest Payment Dates of April 15 and October 15 of each year, commencing April 15, 2000. The Regular Record Dates for the Securities for the interest payable shall be the April 1 or October 1, respectively, immediately preceding such April 15 and October 15.

        5. The issue prices to the public for the 6.65% Notes and the 7.45% Notes (as a percentage of the principal amount of such Securities) are 99.931% and 99.869%, respectively, plus accrued interest, if any, from October 19, 1999.

        6. The Underwriters' commissions/discounts on the 6.65% Notes and the 7.45% Notes (as a percentage of the principal amount of such Securities) are 0.250% and 0.650%, respectively.

        7. Pursuant to Section 301 of the Indenture, provision is hereby made that (a) the Securities are defeasible pursuant to (i) Section 1402 of the Indenture, (ii) Section 1403 of the Indenture and (iii) Section 1407 of the Indenture and (b) Section 1008 of the Indenture shall be applicable to the Securities.

        8. The Securities will be issued only in fully registered form in denominations of $1,000 and integral multiples thereof.

        9. (a) The 7.45% Notes due October 15, 2009 will be redeemable, in whole or in part, at the Company's option at any time. The Redemption Price for the 7.45% Notes to be redeemed will equal the greater of:

        (i)     100% of the principal amount of such 7.45% Notes; and

        (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate (as defined below), plus, in each case, accrued interest thereon to the Redemption Date. The Redemption Price will be calculated assuming a 360-day year consisting of twelve 30-day months.

                (b) The following defined terms apply for purposes of this Officers' Certificate and the Securities:

        "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to (A) the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus (B) 15 basis points.

        "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 7.45% Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 7.45% Notes.

        "Comparable Treasury Price" means, with respect to any Redemption Date
(A) the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

        "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

        "Reference Treasury Dealer" means each of Goldman, Sachs & Co., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

        10. The Securities will be Registered Securities represented by one or more Global Securities. Each Global Security will be deposited with, or on behalf of, The Depository Trust Company ("DTC"), and be registered in the name of DTC or its nominee. Except under certain limited circumstances described below, the Securities will not be issued in definitive form. As long as DTC or its nominee is the registered owner of a Global Security, DTC or its nominee, as the case may be, will be considered the sole owner or holder of the Securities represented by that Global Security for all purposes under the Indenture. Principal and interest payments on Securities registered in the name of DTC or its nominee will be made to DTC or its nominee, as the case may be, as the registered owner of the relevant Global Security. If DTC is at any time unwilling or unable to continue as depository with respect to any Global Security and the Company does not appoint a successor depository within 90 days, the Company will issue Securities in definitive form in exchange for the entire Global Security. In addition, the Company may at any time and in its sole discretion determine not to have the Securities represented by a Global Security and, in such event, will issue Securities in definitive form in exchange for the entire Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of Securities in definitive form represented by such Global Security equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities issued in definitive form will be issued as registered Securities in denominations of $1,000 and integral multiples thereof, unless otherwise specified by the Company.

        11. (a) The following defined terms apply for purposes of this Officers' Certificate and the Securities:

        "1995 Debentures" means the Company's 7 1/2% Debentures due July 1, 2023 and the Company's 7 1/4% Debentures due March 1, 2013, both issued under the 1995 Indenture.

        "1995 Indenture" means the Indenture, dated January 30, 1995, by and between the Company and The Bank of New York, as successor trustee, as amended, supplemented or otherwise modified from time to time.

        "Principal Property" shall have the meaning set forth from time to time in the 1995 Indenture. Under the 1995 Indenture as in effect on the date hereof, the term "Principal Property" means "any manufacturing plant or facility located within the United States of America (other than its territories or possessions) and owned by the Company or any Subsidiary, except such plant or facility which, in the opinion of the Board of Directors of the Company, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole."

        "Restricted Subsidiary" shall have the meaning set forth from time to time in the 1995 Indenture. Under the 1995 Indenture as in effect on the date hereof, the term "Restricted Subsidiary" means "any Subsidiary which owns or leases a Principal Property."

        "Subsidiary" and "Voting Shares" shall have the meanings set forth from time to time in the 1995 Indenture. Under the 1995 Indenture as in effect on the date hereof, the term "Subsidiary" means "any corporation a majority of the Voting Shares of which is at the time owned directly or indirectly by the Company and its other Subsidiaries" and the term "Voting Shares" means "outstanding shares of capital stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or other default."

        (b) The following covenant shall be applicable to the Securities, and any default in the performance, or breach, thereof shall constitute an Event of Default for the Securities under the Indenture:

                Covenant to Secure Notes Equally. The Company will not, nor will it permit any Subsidiary to, secure any of the 1995 Debentures by mortgage, pledge, lien or other encumbrance (mortgages, pledges, liens and other encumbrances being hereinafter called "mortgage" or "mortgages") upon any Principal Property or on any shares of stock or indebtedness of any Restricted Subsidiary (whether such Principal Property, shares of stock or indebtedness is now owned or hereafter acquired) without in any such case effectively providing, concurrently with such mortgage in favor of the 1995 Debentures, that the Securities (together with, if the Company shall so determine, any other indebtedness of or guaranteed by the Company or such Restricted Subsidiary ranking equally with the Securities then existing or thereafter created) shall be secured equally and ratably with the 1995 Debentures so long as any of the 1995 Debentures shall be so secured; provided, that if the 1995 Debentures are no longer secured by such Principal Property, shares of stock or indebtedness (whether as a result of a repayment of the 1995 Debentures, voluntary release or otherwise), then, upon delivery to the Trustee of an Officers' Certificate to that effect, any mortgage on such Principal Property, shares of stock or indebtedness in favor of the Securities shall be reconveyed, released and terminated. In the event that the 1995 Debentures shall no longer be outstanding whether by discharge, defeasance or otherwise, then, upon delivery to the Trustee of an Officers' Certificate to that effect, this covenant shall immediately cease to be applicable to the Securities (provided that if this covenant requires the release of any mortgage securing the Securities, this covenant shall remain in effect solely for the purpose of effecting such release).

        (c) An Event of Default (the "Additional Event of Default") shall exist for the Securities under the Indenture if an Event of Default (as defined in the 1995 Indenture) has occurred and is continuing as a result of a breach of any covenant set forth in Section 1006 or Section 1007 of the 1995 Indenture as such covenants are in effect from time to time. Any such Event of Default under the 1995 Indenture which is waived by the requisite holders of the 1995 Debentures, or which is cured, shall no longer be continuing for purposes of the Securities and the Indenture. In the event that the 1995 Debentures shall no longer be outstanding whether by discharge, defeasance or otherwise, or if Section 1006 and Section 1007 are eliminated from the 1995 Indenture, then, upon delivery to the Trustee of an Officers' Certificate to that effect, the Additional Event of Default established by this Officers' Certificate for the Securities under the Indenture shall thereupon be eliminated.

        12. Each of the undersigned officers further states that he or she has read the provisions of such Indenture setting forth the conditions precedent to the issuance, authentication and delivery of the Securities and the definitions relating thereto, the board resolutions authorizing the issuance of the Securities and the Forms of Notes; that the statements made in this Officers' Certificate are based upon the examination of the provisions of such Indenture, the board resolutions, the Forms of Notes and the relevant books and records of the Company; that he or she has, in his or her opinion, made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions for the issuance, authentication and delivery of the Securities have been satisfied; and that, in his or her opinion, such conditions have been satisfied.

        This Officers' Certificate shall constitute evidence of, and shall be, action by the undersigned Vice President and Treasurer as one of the officers designated in the above-referenced resolutions, determining and setting the specific terms of the Securities as set forth herein and in the Forms of Notes.

        The undersigned Senior Vice President and Controller, by execution of this Officers' Certificate, hereby certifies the actions taken by the undersigned Vice President and Treasurer in determining and setting the specific terms of the Securities.

        IN WITNESS WHEREOF, said officers have signed this certificate.


Dated:  October 19, 1999

By: /s/ ROGER MOLVAR                       By: /s/ RAJENDER CHANDHOK
   --------------------------------        -------------------------------------
   Roger Molvar                            Rajender Chandhok
   Senior Vice President and Controller    Vice President and Treasurer

                                                                         ANNEX A

                            THE TIMES MIRROR COMPANY

                         6.65% NOTE DUE OCTOBER 15, 2001

                                                            CUSIP No. 887364 AG2

No.                                                         $

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE OFFICERS' CERTIFICATE ESTABLISHING THE TERMS OF THIS SECURITY UNDER THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         THE TIMES MIRROR COMPANY, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ___________________ Dollars ($___________) on October 15, 2001, and to pay interest thereon from October 19, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing April 15, 2000, at the rate of 6.65% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

         Payment of the principal of (and premium, if any) and interest on this Security will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: October 19, 1999


                                        THE TIMES MIRROR COMPANY

                                        By:
                                           -------------------------------------

Attest:
       --------------------------

         This is one of the Securities of a series designated pursuant to the within-mentioned Indenture.


                                        CITIBANK, N.A., as Trustee

                                        By:
                                           -------------------------------------
                                           Authorized Signatory

                                                                       [Reverse]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 19, 1996, and all indentures supplemental thereto, including the First Supplemental Indenture dated as of October 19, 1999 (together herein called the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). Reference is hereby made to the Indenture and to an Officers' Certificate delivered to the Trustee establishing the terms of the Securities of this series under the Indenture for statements of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, places and rates, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Trustee in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Securities of this series, (ii) certain restrictive covenants and certain Events of Default applicable to the Securities of this series and (iii) primary liability for the payment of the principal (or a portion of the principal) of the Securities of this series, in each case upon compliance by the Company with certain conditions set forth in the Indenture.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities of this series and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                                   ASSIGNMENT

                    (To be executed by the registered Holder
                if such Holder desires to transfer this Security)

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________________________________ this
Security, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer this Security on the Security Register, with full power of substitution.

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE:_______________________

PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE:

        -------------------------------------

        -------------------------------------

        -------------------------------------

        -------------------------------------

Dated:

Signature of Holder: __________________ Signature Guaranteed: __________________

NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                                                         ANNEX B

                            THE TIMES MIRROR COMPANY

                         7.45% NOTE DUE OCTOBER 15, 2009

                                                          CUSIP No. 887364 AH0

No.                                                       $

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE OFFICERS' CERTIFICATE ESTABLISHING THE TERMS OF THIS SECURITY UNDER THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         THE TIMES MIRROR COMPANY, a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ Dollars ($___________) on October 15, 2009, and to pay interest thereon from October 19, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing April 15, 2000, at the rate of 7.45% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

         Payment of the principal of (and premium, if any) and interest on this Security will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:  October 19, 1999


                                        THE TIMES MIRROR COMPANY

                                        By:
                                           -------------------------------------

Attest:
       ----------------------------

         This is one of the Securities of a series designated pursuant to the within-mentioned Indenture.


                                        CITIBANK, N.A., as Trustee

                                        By:
                                           -------------------------------------
                                           Authorized Signatory

                                                                       [Reverse]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 19, 1996, and all indentures supplemental thereto, including the First Supplemental Indenture dated as of October 19, 1999 (together herein called the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). Reference is hereby made to the Indenture and to an Officers' Certificate delivered to the Trustee establishing the terms of the Securities of this series under the Indenture for statements of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $400,000,000.

         The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities or (ii) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued interest thereon to the Redemption Date.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to (A) the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus (B) 15 basis points.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(A) the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

         "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

         "Reference Treasury Dealer" means each of Goldman, Sachs & Co., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co.

Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

         Unless the Company defaults in the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption. Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

         In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, places and rates, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Trustee in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Securities of this series, (ii) certain restrictive covenants and certain Events of Default applicable to the Securities of this series and (iii) primary liability for the payment of the principal (or a portion of the principal) of the Securities of this series, in each case upon compliance by the Company with certain conditions set forth in the Indenture.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities of this series and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                                   ASSIGNMENT

                    (To be executed by the registered Holder
                if such Holder desires to transfer this Security)

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________________________________ this
Security, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer this Security on the Security Register, with full power of substitution.

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE:_______________________

PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE:

        -------------------------------------

        -------------------------------------

        -------------------------------------

        -------------------------------------

Dated:

Signature of Holder: __________________ Signature Guaranteed: __________________

NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.